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                                  EXHIBIT 23.1

                       (LETTERHEAD OF ARTHUR ANDERSEN LLP)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-30187).


                                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 1998